PURCHASE AGREEMENT
                               ------------------

     This Purchase Agreement (the "Agreement") is made and entered into this 4th day of August, 2006, by and among Spiros Partners, Ltd., a Texas limited partnership (the "Partnership"), New Spiros, L.L.C., a Texas limited liability company (the "Company"), Behzad "Alex" Bahrami ("Bahrami"), the individuals listed on Exhibit "A" who are the Limited Partners of the Partnership (the "Limited Partners") and the Members of the Company (the "Members"), and RCI Debit Services, Inc., a Texas corporation ("Buyer"). The Limited Partners and the Members are collectively referred to herein as the "Sellers"

     WHEREAS, the Partnership owns an adult entertainment cabaret known as "Centerfolds" (the "Business"), located at 5418 Brewster Street, San Antonio, Texas 78233 (the "Real Property"); and

     WHEREAS, the Company is the General Partner of the Partnership; and

     WHEREAS the Members desire to sell to Buyer all of their Membership Interest in the Company (the "Membership Interest") on the terms and conditions set forth herein; and

     WHEREAS, the Buyer desires to purchase the Membership Interest from the Members on the terms and conditions set forth herein; and

     WHEREAS, the Limited Partners listed on Exhibit "A" desire to sell their limited partnership interests in the Partnership (the "Partnership Interest) to the Buyer on the terms and conditions set forth herein ; and

     WHEREAS, Bahrami desires to retain 1% of his Partnership Interest; and

     WHEREAS, the Buyer desires to purchase the Partnership Interest from the Limited Partners on the terms and conditions set forth herein; and

     WHEREAS, SK&BB Holdings, L.P., a Texas limited partnership ("SK&BB"), an affiliate of the Company and the Partnership, owns the Real Property on which the Business is located; and

     WHEREAS, simultaneously with the sale of the Membership Interest by the Members and the Partnership Interest by the Limited Partners to the Buyer, SK&BB desires to sell the Real Property to RCI Holdings, Inc., a Texas corporation ("RCI"), an affiliate of Buyer; and

     WHEREAS, RCI desires to purchase the Real Property from SK&BB simultaneously with the sale of the Membership Interest by the Members and the Partnership Interest by the Limited Partners to the Buyer.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

     Section  1.1     Sale of the Membership Interest.  Subject to the terms and
                      -------------------------------
conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Members hereby agree to sell, transfer, convey and deliver to Buyer the Membership Interest as set forth in Exhibit "A", free and clear of all encumbrances, and shall deliver to Buyer certificates representing the Membership Interest, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer.

     Section 1.2     Sale of the Partnership Interest.  Subject to the terms and
                     --------------------------------
conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Limited Partners hereby agree to sell, transfer, convey and deliver to Buyer the Partnership Interest as set forth in Exhibit "A", free and clear of all encumbrances, and shall deliver to Buyer certificates representing the Partnership Interest, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer.

     Section  1.3     Related Transaction.  Simultaneously with the purchase and
                      -------------------
sale of the Membership Interest and the Partnership Interest, on the Closing Date, RCI shall acquire from SK&BB the Real Property upon which the Business is located at 5418 Brewster Street, San Antonio, Texas 78233, including all improvements thereon. RCI shall pay to SK&BB the total consideration of $750,000 (the "Real Property Purchase Price"), which shall be payable as follows:

     (a)  $150,000 cash paid at the time of Closing; and

     (b) Buyer shall assume or refinance the existing $600,000 Promissory Note owed by the Partnership which is due on or about September 30, 2006 (the "Promissory Note").

     (c) To the extent the holder of the Promissory Note requires a pre-payment as a condition to allowing Buyer to assume the Promissory Note, and said prepayment is paid, in whole or in part, by the Company, Partnership, or SK & BB, RCI shall execute a promissory note payable to SK&BB in the principal amount equal to said pre-payment, at the at the rate of 12% per annum (the "Bridge Note") payable as follows:

          (i) interest only for months one (1) through (5) with the first payment being due thirty (30) days after the Closing Date; and

          (ii) A final lump sum payment for the remaining balance of said Bridge Note due one hundred eighty (180) days after the Closing Date.

          The Bridge Note shall be secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note, as well as all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and a security interest in the assets of the Business.


                          Purchase Agreement - Page 2

     Section  1.4     Purchase  Price  for  Membership  Interest and Partnership
                      ----------------------------------------------------------
Interest.  As  consideration for the purchase of the Membership Interest and the
--------
Partnership Interest, Buyer shall pay to the Sellers the total aggregate consideration of $2,150,000 (the "Purchase Price"), which shall be allocated according to the ownership percentages set forth in Exhibit "A" and payable as follows:

     (a)  $450,000 cash paid at the time of Closing;

     (b) Buyer shall execute a two (2) year Promissory Note in the principal amount of $700,000 bearing simple interest at a rate of 7.5% per annum (the "Short Term Note") payable in arrears in twenty-four (24) equal monthly payments of principal and interest of $31,499.71, with the first payment being due thirty (30) days after the Closing Date until paid in full. All payments shall be credited first to accrued interest and thereafter to principal. The Short Term Note shall be secured by the Real Property secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note and the lien to be granted to SK & BB under the Bridge Note, as well as all of the capital stock of Buyer, all of the Membership Interest and Partnership Interest, and a security interest in the assets of the Business.

     (c) Buyer shall execute a five (5) year Promissory Note in the principal amount of $1,000,000 bearing simple interest at the rate of 7.5% per annum (the "Long Term Note") payable in arrears as follows:

          (i) Fifty-nine (59) equal monthly payments of $9,270.12 consisting of principal and interest (based upon a fifteen (15) year amortization), with the first payment being due thirty (30) days after the Closing Date; and

          (ii) A final lump sum payment for the remaining balance of $785,321.04 due thirty (30) days after the final monthly payment date which will be the 60th month after the Closing Date.

All payments shall be credited first to accrued interest and thereafter to principal. The Long Term Note shall be secured by the Real Property secured by a lien on the Real Property inferior only to the existing lien on the Promissory Note and the lien to be granted to SK&BB under the Bridge Note, as well as all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and a security interest in the assets of the Business.

                                   ARTICLE II
                                    CLOSING

     Section  2.1     The Closing.  The closing of the transactions provided for
                      -----------
in this Agreement shall take place on or before August 15, 2006 (the "Closing Date"), or at such other time and place as agreed upon among the parties hereto (the "Closing"). The closing of the transaction between RCI and SK&BB for the acquisition of the Real Property shall take place at Chicago Title Company, Austin, Texas.


                          Purchase Agreement - Page 3

     Section  2.2     Actions  at  the  Closing.  At  the  Closing:
                      -------------------------

     (a) the Buyer shall deliver to the Company and the Partnership the various certificates, instruments and documents (and shall take the required actions) referred to in Article VIII below;

     (b) the Company and the Partnership shall deliver to the Buyer the various certificates, instruments and documents (and shall take the required actions) referred to in Article VIII below;

     (c) the Sellers shall deliver or cause to be delivered to Buyer originally issued certificates representing the Membership Interest of the Company or the Partnership Interest of the Partnership, as appropriate, duly endorsed over to the Buyer in a form satisfactory to the Buyer;

     (d)  RCI shall pay $150,000 cash as set forth in Section 1.3;

     (e)  the Buyer shall pay $450,000 cash as set forth in Section 1.4;

     (f)  the  Buyer  and  RCI  shall  execute  the  Bridge Note as set forth in
          Section 1.3, and the Buyer shall execute the Short Term Note and the Long Term Note as set forth in Section 1.4;

     (g) the Buyer shall assume or refinance the Promissory Note as set forth in Section 1.3;

     (h) the Buyer and, as applicable, RCI, shall execute appropriate security instruments, including a deed of trust, to secure the Bridge Note, Long Term Note, and Short Term note by the Real Property, all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and the assets of the Business.

     (i)  the Related Transaction in Section 1.3 shall be consummated.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                  OF THE COMPANY, THE PARTNERSHIP AND BAHRAMI

     The Company, the Partnership and Bahrami (but not Spiridon Karamalegos or any of the Limited Partners), jointly and severally, hereby represent and warrant to the Buyer as follows:

     Section  3.1.     Organization,  Good  Standing  and  Qualification.
                       --------------------------------------------------

     (a) The Company and the Partnership (i) are entities duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) have all requisite power and authority to own, operate and lease their properties and to carry on their business, and (iii) are duly qualified to transact business and is in good standing in all jurisdictions


                          Purchase Agreement - Page 4
          where their ownership, lease or operation of property or the conduct of their business requires such qualification, except where the failure to do so would not have a material adverse effect to Company or the Partnership, respectively.

     (b) The authorized capital of the Company consists of ______ units of membership interest of which _______ units of membership interest are validly issued and outstanding. There is no other class of capital authorized or issued by the Company. All of the issued and outstanding units of Membership Interest of the Company are owned by Members and are fully paid and non-assessable. None of the units of Membership Interest issued are in violation of any preemptive rights. The Company does not have any obligation to repurchase, reacquire, or redeem any of its outstanding units of membership interests. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any units of membership interests of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any units of membership interests or any securities convertible into or evidencing the right to purchase or subscribe for any units of membership interests, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any units of membership interest of the Company.

     (c) The Partnership is comprised of the Limited Partners listed on Exhibit "A" who own all of the Partnership Interest. The Partnership Interests are validly issued and outstanding. There is no other class of capital authorized or issued by the Partnership. All of the issued and outstanding Partnership Interests of the Partnership are owned by Limited Partners and are fully paid and non-assessable. None of the Partnership Interests issued are in violation of any preemptive rights. The Partnership does not have any obligation to repurchase, reacquire, or redeem any of its outstanding Partnership Interests. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any partnership interests of the Partnership, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Partnership to issue any partnership interests or any securities convertible into or evidencing the right to purchase or subscribe for any partnership interests, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any partnership interests of the Partnership.

     Section  3.2     Authorization.  The  Company  and the Partnership have all
                      -------------
requisite power and authority to execute and deliver this Agreement and to perform their obligations hereunder and to consummate the transactions contemplated hereby. All action on the part of Company and the Partnership necessary for the authorization, execution, delivery and performance of this Agreement and all documents related to consummate the transactions contemplated herein have been taken or will be taken prior to the Closing Date by the Company and the Partnership. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Company and the Partnership enforceable against them in accordance with its


                          Purchase Agreement - Page 5
terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Bahrami represents that he is a person of full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of Bahrami necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken, or will be taken by him prior to the Closing Date. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Bahrami enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  3.3     Consents.  No  consent  of,  approval  by,  order  or
                      --------
authorization of, or registration, declaration or filing by the Company or the Partnership with any court or any governmental or regulatory agency or authority having jurisdiction over the Company or the Partnership or any of their property or assets is required on the part of the Company or the Partnership (a) in connection with the consummation of the transactions contemplated by this Agreement or (b) as a condition to the legality, validity or enforceability of this Agreement as against the Company or the Partnership, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of the Company or the Partnership. No further consent or approval of any other third party is required in connection with the execution, delivery and performance of this Agreement by the Company or the Partnership.

     Section  3.4     Litigation.  Except  as set forth in Exhibit 3.4, there is
                      ----------
no claim, suit, arbitration, investigation, judgment, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Company's, the Partnership's or Bahrami's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon the Company, the transfer by the Sellers to the Buyer of the Membership Interest or the Partnership Interest under this Agreement, or the operation of the Business after the Closing Date, nor is their any basis known to the Company, the Partnership or Bahrami for any such action.

     Section  3.5     Taxes.  The  Company  and  the Partnership have timely and
                      -----
accurately filed all federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns and any taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor. The Company and the Partnership have made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Partnership, the Company or Bahrami with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. None of the Company, the Partnership or Bahrami has any knowledge of any actions by any taxing authority in connection with assessing additional taxes


                          Purchase Agreement - Page 6
against or in respect of any past period. There are no agreements between the Company and/or the Partnership and any taxing authority waiving or extending any statute of limitations with respect to any tax return.

     Section  3.6     Financial  Statements.  The Company has delivered to Buyer
                      ---------------------
the unaudited balance sheets of the Company and the Partnership, together with the related unaudited statements of income, (collectively referred to as the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of the Company and the Partnership and fairly represent the financial positions of the Company and the Partnership, respectively, and the results of operations and changes in financial position of the Company and the Partnership as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, the Company and the Partnership, as of the dates of the Financial Statements, have no material liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, the Company, the Partnership and Bahrami represent there have been no adverse changes in the financial condition or other operations, business, properties or assets of the Company, the Partnership or the Business.

     Section  3.7     Labor Matters.  Neither the Company nor the Partnership is
                      -------------
a party or otherwise subject to any collective bargaining agreement with any labor union or association. Neither the Company nor the Partnership is a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee. Neither the Company nor the Partnership is a party to any employee benefits plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or any other fringe or employee benefits plan, programs or arrangements.

     Section  3.8     Compliance  with  Laws;  Permits.  The  Company  and  the
                      --------------------------------
Partnership are, and at all times prior to the date hereof have been in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the operation of the Business or ownership of their assets or the operation of their businesses. The Company and the Partnership own, hold, possess or lawfully use in the operation of their business all permits and licenses which are in any manner necessary for them to conduct the Business as now or previously conducted.

     Section 3.9     No Conflicts.  The execution and delivery of this Agreement
                     ------------
by the Partnership and the Company does not, and the performance and consummation of the transactions contemplated hereby by the Partnership and the Company, will not (i) conflict with the articles of organization or regulations or partnership agreement of the Company or the Partnership, as appropriate; (ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which the Partnership or the Company is a party or by which the Partnership's or Company's assets or properties are bound (other than the Promissory Note); (iii) result in the creation of any encumbrance on any of the assets or properties of the Partnership or the Company; including the Business or (iv) violate any law, rule, regulation or order applicable to the Partnership or Company or any of the Partnership's or Company's assets or properties, including the Business.


                          Purchase Agreement - Page 7

     Section  3.10     Title  to  Properties; Encumbrances.  The Company and the
                       -----------------------------------
Partnership have good and marketable title to all of the personal property and assets that are used in the Business that are material to the condition (financial or otherwise), business, operations or prospects of the Partnership and the Company, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of the Company and the Partnership, (ii) any and all intellectual property rights of the Company and the Partnership, including but not limited to any and all copyrights, trademarks, tradenames, trade secrets, servicemarks, slogans, logos, corporate or partnership names (and any existing or possible combination or derivation of any or all of the same) associated with or used in connection with the operation or business of the Business, which may have been previously used by the Partnership or the Company, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of any of the property or assets subject thereto or affected thereby, including the Business.

     Section  3.11     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated  by  this  Agreement  and  the  Related Transaction contemplated in
Section 1.3 herein, neither the Company nor the Partnership is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in: (i) the sale, merger, consolidation or recapitalization of the Company or the Partnership; (ii) the sale of any of the assets of the Company, the Partnership or the Business, except in the ordinary course of business; (iii) the sale of any outstanding capital of the Company or the Partnership Interest of the Partnership; (iv) the acquisition by the Partnership, the Company or the Business of any operating business or the capital stock of any other person or entity; (iv) the borrowing of money or (v) any agreement with any of the respective officers, managers or affiliates of the Partnership or the Company.

     Section  3.12     Contracts  and  Leases.  Except  as  set forth in Exhibit
                       ----------------------
3.12, neither the Partnership nor the Company (i) has any leases of personal property relating to the assets of the Partnership or the Company, whether as lessor or lessee; (ii) has any contractual or other obligations relating to the assets of the Partnership or the Company, whether written or oral; and (iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Partnership or the Company. Other than as contemplated by this Agreement, as of the Closing Date, there will not be any lease agreements for the Real Property where the Business is located. The Company and the Partnership have provided Buyer access to each and every contract, lease or other document relating to the assets of the Partnership and the Company to which they are subject or are a party or a beneficiary. To the Company's and the Partnership's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitute legal, valid and binding obligations of the Partnership and/or the Company, and the other respective parties thereto and are enforceable in accordance with their terms. Neither the Partnership nor the Company has knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents.

     Section  3.13     No  Default.  Neither  the Company nor the Partnership is
                       -----------
(a) in violation of any provision of its articles of organization, regulations or partnership agreement or (b) in default under


                          Purchase Agreement - Page 8
any term or condition of any instrument evidencing, creating or securing any indebtedness of the Partnership, the Company or the Business, and there has been no default in any material obligation to be performed by the Partnership, the Company or the Business under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Partnership or the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.14     Books  and  Records.  The books of account, minute books,
                       -------------------
membership interest record books and other records of the Partnership, the Company and the Business are accurate and complete and have been maintained in accordance with sound business practices and will be located at the premises where the Business is operated upon Closing.

     Section  3.15     Insurance Policies.  Copies  of  all  insurance  policies
                       ------------------
maintained by the Partnership and the Company relating to the operation of the Business have been delivered or made available to Buyer. The policies of insurance held by the Partnership and the Company are in such amounts, and insure against such losses and risks, as the Partnership and the Company reasonably deem appropriate for their property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     Section 3.16     Pending Claims.  Except as set forth in Exhibit 3.4, there
                      --------------
is no claim, suit, arbitration, investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Companys', the Partnership's or Bahrami's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Company, the Partnership or the Business or the transfer of the Membership Interest or the Partnership Interest by the Sellers to Buyer under this Agreement, nor is there any basis known to the Company, the Partnership or Bahrami for any such action. No litigation is pending, or, to the Companys', the Partnership's or Bahrami's knowledge, threatened against the Company, the Partnership or the Business, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. None of the Company, the Partnership or Bahrami is subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against them or which would affect the Company or the Business, or the Membership Interest and Partnership Interest to be transferred under this Agreement.

     Section  3.17     No  Liabilities.  As  of  the  Closing  Date, neither the
                       ---------------
Company nor the Partnership shall have any obligation or liability (contingent or otherwise) to any third party.

     Section  3.18     Brokerage  Commission.  No broker or finder has acted for
                       ---------------------
the Company or the Partnership in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company or the Partnership.


                          Purchase Agreement - Page 9

     Section  3.19     Environmental.  Neither  the  Company nor the Partnership
                       -------------
has received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit relating to any environmental issue arising out of the ownership or occupation of the Business, nor is their any basis known to the Company, the Partnership or Bahrami for any such action.

     Section 3.20     Banks and Brokerage Accounts.  Exhibit 3.21 sets forth (a)
                      ----------------------------
a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Partnership or the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Partnership or the Company having signatory power with respect thereto.

     Section  3.21      Disclosure.  No  representation  or  warranty  of  the
                        ----------
Company, the Partnership or Bahrami contained in this Agreement (including the exhibits hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE MEMBERS

     Each of the Members, severally and not jointly, hereby makes the following representations and warranties to the Buyer, which representations and warranties shall be true and correct on the date hereof and on and as of the Closing Date:

     Section  4.1     Ownership of the Membership Interest.  Each of the Members
                      ------------------------------------
owns, beneficially and of record, the Membership Interest as listed on Exhibit "A" free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Each of the Members has the unrestricted right and power to transfer, convey and deliver full ownership of the Membership Interest without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Membership Interest to Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  4.2     Authorization.  Each Member represents that he is a person
                      -------------
of full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of the Member necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken, or will be taken by him prior to the Closing Date. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Member enforceable against him in accordance with its terms, except as may be


                          Purchase Agreement - Page 10
limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  4.3     Consents.  No  consent,  approval  or authorization of, or
                      --------
designation, declaration or filing with, any other person or entity (other than governmental entities) is required on the part of the Member in connection with the execution and delivery by the Member of this Agreement or the consummation and performance of the transactions contemplated hereby

     Section  4.4     No  Solicitation  or Pending Transactions.  Except for the
                      -----------------------------------------
transactions contemplated by this Agreement, the Member is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in the sale of any of the Membership Interests. Each Member agrees that from the date of his execution of this Agreement until the Closing Date, he will not offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of the Membership Interest, or any assets of the Company, the Partnership or the Business. Each Member hereby agrees to advise Buyer of any contact from any third party regarding the acquisition of the Membership Interest or other investment in the Company, the Partnership or the Business, or of any contact which would relate to the transactions contemplated by this Agreement.

     Section  4.5      Disclosure.  No  representation or warranty of the Member
                       ----------
contained in this Article IV contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein in light of the circumstances under which they were made, not misleading.

     Section  4.6     Consent  to Sell Interest.  Each Member by their execution
                      -------------------------
of this Agreement hereby give their written consent to all other Members and Limited Partners to sell, transfer and convey their ownership interest in the Company or Partnership, respectively, to the Buyer.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                            OF THE LIMITED PARTNERS

     Each of the Limited Partners, severally and not jointly, hereby makes the following representations and warranties to the Buyer, which representations and warranties shall be true and correct on the date hereof and on and as of the Closing Date:

     Section 5.1     Ownership of the Partnership Interest.  Each of the Limited
                     -------------------------------------
Partners owns, beneficially and of record, the Partnership Interest as listed on Exhibit "A" free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Each of the Limited Partners has the unrestricted right and power to transfer, convey and deliver full ownership of the Partnership Interest without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Partnership Interest to Buyer as contemplated herein, Buyer will receive good and valid title thereto,


                          Purchase Agreement - Page 11
free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  5.2     Authorization.  Each Limited Partner represents that he is
                      -------------
a person of full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse. All action on the part of the Limited Partners necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken, or will be taken by him prior to the Closing Date. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Limited Partner enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  5.3     Consents.  No  consent,  approval  or authorization of, or
                      --------
designation, declaration or filing with, any other person or entity (other than governmental entities) is required on the part of the Limited Partner in connection with the execution and delivery by the Limited Partner of this Agreement or the consummation and performance of the transactions contemplated hereby.

     Section  5.4     No  Solicitation  or Pending Transactions.  Except for the
                      -----------------------------------------
transactions contemplated by this Agreement, the Limited Partner is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in the sale of any of the Partnership Interest. Each Limited Partner agrees that, from the date of his execution of this Agreement until the Closing Date, he will not offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of the Partnership Interest, or any assets of the Company, the Partnership or the Business. Each Limited Partner hereby agrees to advise Buyer of any contact from any third party regarding the acquisition of the Partnership Interest or other investment in the Company, the Partnership or the Business, or of any contact which would relate to the transactions contemplated by this Agreement.

     Section  5.5      Disclosure.  No representation or warranty of the Limited
                       ----------
Partner contained in this Article V contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein in light of the circumstances under which they were made, not misleading.

     Section 5.6     Consent to Sell Interest.  Each  Limited  Partner  by their
                     ------------------------
execution of this Agreement hereby give their written consent to all other Members and Limited Partners to sell, transfer and convey their ownership interest in the Company or Partnership, respectively, to the Buyer.


                          Purchase Agreement - Page 12

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE BUYER

     Buyer hereby represents and warrants to the Company and the Partnership as follows:

     Section  6.1     Organization,  Good Standing and Qualification.  Buyer (i)
                      -----------------------------------------------
is an entity duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Buyer.

     Section  6.2     Authorization.  Buyer  is  a corporation duly organized in
                      -------------
the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken or will be taken prior to the Closing Date. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  6.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of Buyer in connection with the execution and delivery by Buyer of this Agreement or the consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  6.4     Litigation.  There  is  no  claim,  suit,  arbitration,
                      ----------
investigation, judgment, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of Buyer's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon the Buyer.

     Section  6.5     Taxes.  The  Buyer  has  timely  and  accurately filed all
                      -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns and any taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor. The Buyer has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Buyer with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. The Buyer


                          Purchase Agreement - Page 13
does not have any knowledge of any actions by any taxing authority in connection with assessing additional taxes against or in respect of any past period. There are no agreements between the Buyer and any taxing authority waiving or extending any statute of limitations with respect to any tax return.

     Section  6.6     Compliance  with  Laws; Permits.  The Buyer is, and at all
                      -------------------------------
times prior to the date hereof have been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the operation of its business or ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties or condition (financial or otherwise) of the Buyer.

     Section 6.7     No Conflicts.  The execution and delivery of this Agreement
                     ------------
by the Buyer does not, and the performance and consummation of the transactions contemplated hereby by the Buyer, will not (i) conflict with the articles of incorporation or bylaws of the Buyer; (ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which the Buyer is a party or by which the Buyer's assets or properties are bound; (iii) result in the creation of any encumbrance on any of the assets or properties of the Buyer; or (iv) violate any law, rule, regulation or order applicable to the Buyer or any of the Buyer's assets or properties.

     Section  6.8     No  Default.  The  Buyer  is  not  (a) in violation of any
                      -----------
provision of its articles of incorporation or bylaws or (b) in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of the Buyer, and there has been no default in any material obligation to be performed by the Buyer under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Buyer waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  6.9     Pending  Claims.  There  is  no  claim, suit, arbitration,
                      ---------------
investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Buyer's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon the Buyer, nor is there any basis known to the Buyer for any such action. No litigation is pending, or, to the Buyer's knowledge, threatened against the Buyer or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. The Buyer is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or which would have a material adverse affect on the Buyer.

     Section  6.10     Brokerage  Commission.  No broker or finder has acted for
                       ---------------------
the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.


                          Purchase Agreement - Page 14

     Section  6.11     Disclosure.  No  representation  or warranty of the Buyer
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


                                  ARTICLE VII
                            COVENANTS OF THE COMPANY
                              AND THE PARTNERSHIP

     Section  7.1     Stand  Still.  To  induce  Buyer  to  proceed  with  this
                      ------------
Agreement, the Company and the Partnership agree that until the Closing Date or the termination of this Agreement, neither any representative of the Company nor any representative of the Partnership will offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of any assets of the Company, the Partnership or the Business. The Company and the Partnership hereby agree to advise the Buyer of any contact from any third party regarding the acquisition or other investment in the Company, the Partnership or the Business, or of any contact which would relate to the transactions contemplated by this Agreement.

     Section  7.2     Access; Due Diligence.  Between the date of this Agreement
                      ---------------------
and the Closing Date, the Company and the Partnership shall (a) provide Buyer and their authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of the Company, the Partnership and the Business, and to the books and records of the Company, the Partnership and the Business; (b) permit the Buyer to make inspections thereof; and (c) cause the officers and advisors of the Company, the Partnership and the Business to furnish the Buyer with such financial and operating data and other information with respect to the business and properties of the Company and the Partnership and to discuss with the Buyer and their authorized representatives the affairs of the Company and the Partnership as the Buyer may from time to time reasonably request.

     Section 7.3     Conduct of Business.  From the date of the execution hereof
                     -------------------
until the Closing Date, the Company and the Partnership shall operate the Business in the ordinary course consistent with past practices, and:

     (a) Neither the Company nor the Partnership will authorize, declare, pay or effect any dividend except as is consistent with past practices of the Company or Partnership, or liquidation or other distribution in respect of the units of membership interest of the Company, partnership interest of the Partnership, or other equity interest or any direct or indirect redemption, purchase or other acquisition of any equity interest of the Company or the Partnership;

     (b) Neither the Company nor the Partnership will make any changes in their condition (financial or otherwise), liabilities, assets, or business or in any of their business relationships, including relationships with suppliers or customers, that, when considered individually or in the aggregate, might reasonably be expected to have a material adverse effect on the Company, the Partnership or the Business;


                          Purchase Agreement - Page 15

     (c) Neither the Company nor the Partnership will increase the salary or other compensation payable or to become payable by the Company or the Partnership to any employee, or the declaration, payment, or commitment or obligation of any kind for the payment by the Company or Partnership of a bonus or other additional salary or compensation to any such person except in the normal course of business, consistent with past practices of the Company or the Partnership;

     (d) Neither the Company nor the Partnership will sell, lease, transfer or assign any of their assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

     (e) Neither the Company nor the Partnership will accelerate, terminate, modify or cancel any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $1,000 to which the Company or the Partnership is a party;

     (f) Neither the Company nor the Partnership will make any loans to any person or entity, or guarantee any loan, absent the consent of the Buyer;

     (g) Neither the Company nor the Partnership will waive or release any right or claim held by the Company or the Partnership, absent the consent of the Buyer;

     (h) Both the Company and the Partnership will operate their business in the ordinary course and consistent with past practices so as to preserve their business organization intact, to retain the services of their employees and to preserve their goodwill and relationships with suppliers, creditors, customers, and others having business relationships with them;

     (i) Neither the Company nor the Partnership will issue any note, bond or other debt security or create, incur or assume, or guarantee any indebtedness for borrowed money or capitalized lease obligations;

     (j) Neither the Company nor the Partnership will delay or postpone the payment of accounts payable and other liabilities outside the ordinary course of business;

     (k) Neither the Company nor the Partnership will make any loan to, or enter into any other transaction with, any of their directors, officers, and employees, outside the ordinary course of business;

     (l) Neither the Company nor the Partnership will make any change in any method, practice, or principle of accounting involving the Company's business, the Partnership's business, the Business. or the assets of the Partnership, the Company or the Business;

     (m) Neither the Company nor the Partnership will issue, sell or otherwise dispose of any


                          Purchase Agreement - Page 16
          of its membership interests or partnership interests, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of their membership interests or partnership interests;

     (n) Neither the Company nor the Partnership will reclassify, split up or otherwise change any of their membership interests or partnership interests;

     (o) Neither the Company nor the Partnership will be a party to any merger, consolidation or other business combination; and

     (p) Neither the Company nor the Partnership will agree to take any action described in this Section 7.3.


                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

     The obligations of the parties to effect the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions:

     Section  8.1     Conditions to Closing of Buyer.
                      ------------------------------

     (a)  Representations  and Warranties. The representations and warranties of
          -------------------------------
          the Partnership, the Company, and Bahrami shall be true and correct on the date hereof and on and as of the Closing Date.

     (b) The representations and warranties of the Members and Limited Partners, as set forth in Article IV and V above, shall be true and correct on the date hereof and on and as of the Closing Date

     (c)  Covenants.  All covenants, agreements and conditions contained in this
          ---------
          Agreement to be performed by the Company, the Partnership and Bahrami on or prior to the Closing Date shall have been performed or complied with in all respects.

     (d)  Delivery  of  Certificates.  The  Company  and  the  Partnership shall
          --------------------------
          provide to Buyer certificates, dated as of the Closing Date and signed by a representative of the Company and by a representative of the Partnership, respectively, to the effect set forth in Section 8.1(a) and 8.1(c) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     (e)  Resolutions. The Company and the Partnership shall deliver appropriate
          -----------
          resolutions which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which they are to be a party.


                          Purchase Agreement - Page 17

     (f)  Covenant Not to Compete.  At the time of Closing, Limited Partners who
          -----------------------
          own more than 5% of the Partnership and Members who own more than 5% of the Company shall enter into a five (5) year covenant not to compete pursuant to the terms of which the Limited Partners and the Members will agree not to compete, either directly or indirectly, with Buyer, Rick's Cabaret International, Inc. ("Rick's") or any affiliates of Buyer or Rick's, by operating an establishment featuring live adult entertainment within (i) Bexar County, Texas, or (ii) a ten (10) mile radius of the Real Property.

     (g)  Delivery of Membership Interest. The Members shall deliver or cause to
          -------------------------------
          be delivered to Buyer either originally issued certificates representing the Membership Interest of the Company duly endorsed over to the Buyer in a form satisfactory to the Buyer, or an affidavit of lost certificate.

     (h)  Delivery  of  Partnership  Interest.  To the extent they exist and are
          -----------------------------------
          available, the Limited Partners shall deliver or cause to be delivered to Buyer originally issued certificates representing the Partnership Interest of the Partnership duly endorsed over to the Buyer in a form satisfactory to the Buyer; alternatively, the Limited Partners shall execute an affidavit confirming that said certificates were either never issued, or lost.

     (i)  Related Transactions. The Related Transaction set forth in Section 1.3
          --------------------
          shall  be  consummated  concurrently  with  the  Closing.

     (j)  Third-Party  Consents.  Any  and all consents or waivers required from
          ---------------------
          third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

     (k)  Assumption  of  Promissory  Note.  The  Promissory  Note referenced in
          --------------------------------
          Section  1.3  shall  have  been  assumed  or  refinanced.

     (l)  Satisfactory  Diligence.  Buyer shall have concluded its due diligence
          -----------------------
          investigation of the Partnership, the Company, the Business and their assets and properties and all other matters related to the foregoing, and shall be satisfied, in its absolute and sole discretion, with the results thereof.

     (m)  No  Actions  or  Proceedings. No claim, action, suit, investigation or
          ----------------------------
          proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

     (n)  Government  Approvals.  All authorizations, permits, consents, orders,
          ---------------------
          licenses or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental or regulatory entity necessary for the consummation of the transactions contemplated by this Agreement or the continuation of the Business as presently being conducted shall have been filed, occurred or been obtained.


                          Purchase Agreement - Page 18

     (o)  Resignations.  All existing Managers and officers of the Company shall
          ------------
          have  resigned.

     (p)  Termination  of Existing Leases. Except as may be contemplated by this
          -------------------------------
          Agreement, any and all existing leases for the Real Property where the Business is located shall be terminated.

     Section  8.2     Conditions  to  Closing  of  the Partnership, the Company,
                      ----------------------------------------------------------
Bahrami  and  the  Sellers.
---------------------------

     (a)  Representations,  Warranties  and  Agreements. The representations and
          ---------------------------------------------
          warranties of Buyer shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

     (b)  Covenants.  All covenants, agreements and conditions contained in this
          ---------
          Agreement to be performed by the Buyer on or prior to the Closing Date shall have been performed or complied with in all respects.

     (c)  Delivery  of  Certificates.  Buyer  shall  provide to the Company, the
          --------------------------
          Partnership, Bahrami and the Sellers, certificates, dated as of the Closing Date and signed by a representative of the Buyer to the effect set forth in Section 8.2(a) and 8.2(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     (d)  Resolutions. Buyer shall deliver resolutions of its Board of Directors
          -----------
          which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is to be a party.

     (e)  Payment  of  Purchase  Price.  Buyer  shall have tendered the Purchase
          ----------------------------
          Price  as  referenced  in  Section  1.4.

     (f)  Related Transactions. The Related Transaction set forth in Section 1.3
          --------------------
          shall  be  consummated  concurrently  with  the  Closing.

     (g)  Third-Party  Consents.  Any  and all consents or waivers required from
          ---------------------
          third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

     (h)  No  Actions  or  Proceedings. No claim, action, suit, investigation or
          ----------------------------
          proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

     (i)  Delivery  of Notes and Security Instruments. Buyer (and as applicable,
          -------------------------------------------
          RCI) shall execute and deliver to Sellers the Bridge Note, Long Term Note, and Short Term Note, together with appropriate security instruments, including a deed of trust, to


                          Purchase Agreement - Page 19
secure the Bridge Note, Long Term Note, and Short Term note by the Real Property, all of the capital stock of the Buyer, all of the Membership Interest and Partnership Interest, and the assets of the Business.

     (j)  Government Approvals. All authorizations, permits, consents, orders or
          --------------------
          approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.


                                   ARTICLE IX
                                INDEMNIFICATION

     Section  9.1     Indemnification  from  the  Company,  the  Partnership and
                      ----------------------------------------------------------
Bahrami.  The Company, the Partnership and Bahrami (but not Spiridon Karamalegos
-------
or the Limited Partners) hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any or all of the Buyer Group arising from: (a) any material misrepresentation by, or material breach of any covenant or warranty of Company, the Partnership or Bahrami contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by Company, the Partnership or Bahrami hereunder; (b) any nonfulfillment of any material agreement on the part of Company, the Partnership or Bahrami under this Agreement; (c) any suit, action, proceeding, claim or investigation against any member of the Buyer's Group which arises from or which is based upon or pertaining to either the Company's conduct, the Partnership's conduct, Bahrami's conduct, or the operation or liabilities of the Business prior to entering into this Agreement, or (d) any liabilities of the Company, the Partnership or the Business incurred prior to the Closing Date.

     Section 9.2     Indemnification from the Members.  The Members hereby agree
                     --------------------------------
to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any or all of the Buyer Group arising from any material misrepresentation by, or material breach of any warranty of the Member contained in Article IV of this Agreement.

     Section  9.3     Indemnification  from  the  Limited Partners.  The Limited
                      --------------------------------------------
Partners hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement,


                          Purchase Agreement - Page 20
from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any or all of the Buyer Group arising from any material misrepresentation by, or material breach of any warranty of the Limited Partner contained in Article V of this Agreement.

     Section  9.4     Indemnification  from  Buyer.  Buyer  agrees  to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Company) and hold the Company, the Partnership, Bahrami, the Members, and Limited Partners, and their agents, officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns, (collectively, the "Company's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) suffered or incurred by any or all of the Company's Group, arising from (a) any material misrepresentation by, or material breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; (b) any nonfulfillment of any material agreement on the part of Buyer under this Agreement; (c) arising from or pertaining to any litigation against any Member of the Company's Group resulting from any activities of a representative of the Buyer subsequent to the execution of this Agreement until the Closing Date or
(d) any suit, action, proceeding, claim or investigation against any member of the Company's Group which arises from or which is based upon or pertaining to the operation or liabilities of the Business subsequent to the Closing Date.

     Section 9.5     Defense of Claims.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  9.6     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification,


                          Purchase Agreement - Page 21
defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

     Section  9.7     Right  to  Offset.  In the event that the Buyer's Group is
                      -----------------
entitled to indemnification in accordance with Section 9.1 hereof, including the payment by the Buyer of any debts or liabilities of the Company, the Partnership or the Business which were incurred prior to the Closing Date, then Buyer shall have the right to offset any such amount from any obligations that are then due and payable to the Company or the Partnership under the Long Term Note or the Short Term Note but not the Bridge Note, provided that any offset shall first be offset against the Long Term Note and thereafter shall be offset against the Short Term Note.


                                    ARTICLE X
                                  MISCELLANEOUS

     Section  10.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                       ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  10.2     Notices.  Any notices or other communications required or
                       -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)     if to the Company, the
             Partnership or Bahrami:
                                    --------------------
                                    --------------------
                                    --------------------


             with a copy to:        Hector H. Cardenas, Jr.
                                    2600 Via Fortuna, Suite 300
                                    Austin, Texas 78746


                          Purchase Agreement - Page 22

     (b)     if to the Sellers:     to the Address listed on Exhibit "A"


             with  a  copy  to:     Hector H. Cardenas, Jr.
                                    2600 Via Fortuna, Suite 300
                                    Austin, Texas 78746

     (c)     if  to  Buyer          RCI Debit Services, Inc.
                                    Attn: Eric Langan, President
                                    10959 Cutten Road
                                    Houston, Texas 77066

             with a copy to:        Robert D. Axelrod
                                    Axelrod Smith & Kirshbaum
                                    5300  Memorial Drive, Suite 700
                                    Houston, Texas 77007

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  10.3     Severability.  Whenever  possible, each provision of this
                       ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  10.4     Assignment;  Successors and Assigns.  Except as otherwise
                       -----------------------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section  10.5     Entire Agreement.  This Agreement and the other documents
                       ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  10.6     Jurisdiction.  This  Agreement  shall be governed by, and
                       ------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in either Harris County, Bexar County, or Travis County,Texas.


                          Purchase Agreement - Page 23

     Section  10.7     Counterparts  and  Facsimiles.  This  Agreement  may  be
                       -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  10.8     Costs  and  Expenses.   Each  party  shall  pay their own
                       --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  10.9     Section Headings.  The section and subsection headings in
                       ----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  10.10     No Third-Party Beneficiaries.  Nothing in this Agreement
                        ----------------------------
will confer any third party beneficiary or other rights upon any person or any entity that is not a party to this Agreement.

     Section  10.11     Attorneys'  Review.  In  connection with the negotiation
                        ------------------
and drafting of this Agreement, the parties represent and warrant to each other they have had the opportunity to be advised by attorneys of their own choice.

     Section  10.12     Further  Assurances.  Each  party  covenants that at any
                        -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  10.13     Exhibits Not Attached.  Any exhibits not attached hereto
                        ---------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     Section  10.14     Survival  of  Representations, Warranties and Covenants.
                        -------------------------------------------------------
All representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for the maximum period allowed by law.

     Section  10.15     Public  Announcements.   The  parties  hereto agree that
                        ---------------------
prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.


                          Purchase Agreement - Page 24

     Section  10.16     Validity.  The  invalidity  or  unenforceability  of any
                        --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]


                          Purchase Agreement - Page 25

     IN WITNESS WHEREOF, the undersigned have executed this Purchase Agreement to become effective as of the date first set forth above.

                              RCI DEBIT SERVICES, INC.

                               /S/
                              -------------------------------------------
                              By: Eric Langan, President
                              Date:
                                   --------------------------------------

                              SPIROS  PARTNERS,  LTD.

                               /S/
                              -------------------------------------------
                              By:                  ,
                                   ----------------   ----------------
                              Date:
                                   --------------------------------------

                              NEW  SPIROS,  LLC

                               /S/
                              -------------------------------------------
                              By:                  ,
                                   ----------------   ----------------
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              SPIRIDON KARAMALEGOS, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              BEHZAD BAHRAMI, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              SHAHRZAD BAHRAMI, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              ANTONIOS A. PETROPOULOS, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              NICOLAS KARAOLIS, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              JESSE G. CANDELAS, Individually
                              Date:
                                   --------------------------------------

                               /S/
                              -------------------------------------------
                              ELEFTHERIOS KARAMALEGOS, Individually
                              Date:
                                   --------------------------------------


                          Purchase Agreement - Page 26